                                                                    EXHIBIT 10.1

                                     FORM OF

                    PLEDGE AND SECURITY AGREEMENT - BORROWER

      This PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of November __, 2004, is between [_________________], a [______________]
("Grantor"), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (as defined below)

      PRELIMINARY STATEMENT. Grantor has entered into that certain Credit and Security Agreement dated as of November 1, 2004 (as from time to time amended, modified or supplemented, the "Credit Agreement"), among the Grantor, certain other borrowers which are parties thereto (collectively the "Borrowers"), certain lending institutions which are signatories thereto (the "Lenders"), and KeyBank National Association, as administrative agent for the benefit of the Lenders (the "Administrative Agent") and the letter of credit issuer (the "LC Issuer"), pursuant to which, upon the satisfaction by the Borrowers of certain terms and conditions contained therein, the Administrative Agent, the Lenders and the LC Issuer (collectively the "Secured Parties") will make certain advances and other financial accommodations available to the Borrowers, including the Grantor. The Grantor owns the stock listed on Schedule I and instruments listed on Schedule II and will benefit from the loans and financial accommodations made available to the Borrowers under the Credit Agreement. It is a condition precedent to the making of loans and other financial accommodations to the obligations of the Secured Parties under the Credit Agreement that the Grantor shall have executed and delivered this Agreement and hereby grant the security interest contemplated by this Agreement.

      NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Parties to make loans and provide other financial accommodations to the Borrowers under the Credit Agreement, Grantor hereby agrees with the Administrative Agent as follows:

      1. Grant of Security. Grantor hereby assigns and pledges and hereby grants to the Administrative Agent for the benefit of the Secured Parties a security interest in, all of the right, title and interest of Grantor in and to the following, whether now owned or hereafter acquired (the "Collateral").

      (A) Pledged Shares

            (i) All shares (the "Pledged Shares") of stock described in Schedule I and issued by any Subsidiary of Grantor (as defined in the Credit Agreement) to the Grantor, the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

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            (ii) All additional shares (the "Additional Pledged Shares") of stock of such Subsidiary, from time to time acquired by Grantor in any manner, and the certificates representing such Additional Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Additional Pledged Shares;

      provided, that in no event shall the Borrowers be required to pledge in the aggregate more than sixty five percent (65%) of the voting power of all classes of the outstanding capital stock entitled to vote of any Subsidiary that is not a Domestic Subsidiary; and

      (B) Pledged Notes

            (i) One hundred percent (100%) of right, title and interest of the Grantor in Instruments (as defined in the Credit Agreement) evidencing all Indebtedness (as defined in the Credit Agreement) owed to the Grantor ("Pledged Notes") described in Schedule II, and all interest, cash, Instruments and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any and all of such Indebtedness;

            (ii) All additional right, title and interest of the Grantor in Instruments evidencing Indebtedness owed to Grantor (the "Additional Pledged Notes"), from time to time acquired by Grantor in any manner, and all interest, cash, Instruments and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any and all of such Indebtedness; and

      (C) All proceeds of any and all of the foregoing Collateral described in clauses (A) and (B) of this Section 1, and any and all payments (in any form whatsoever) made or due and payable to Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any Person acting under color of governmental authority) and, to the extent not otherwise included, all payments under any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral (the "Proceeds").

      2. Security for Obligations. This Agreement and the Collateral hereunder secures the payment of (i) all obligations of the Borrowers now or hereafter existing under the Credit Agreement and the Loan Documents (as defined in the Credit Agreement), whether for principal, interest, fees, expenses or otherwise, and (ii) all obligations of Grantor now or hereafter existing under this Agreement (all such obligations of the Borrower being referred to herein as the "Obligations").

      3. Representations and Warranties. Grantor represents and warrants as follows:

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      (A) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable. The Pledged Shares (i) constitute one hundred percent (100%) of the issued and outstanding shares of any Domestic Subsidiary of Hawk Corporation owned by Grantor and (ii) when added to the other shares pledged to the Administrative pursuant to the Loan Documents, constitute sixty-five percent (65)% of the voting power of all classes of the capital stock of any Subsidiary of Hawk Corporation that is not a Domestic Subsidiary, and, in each case, there are no warrants, options or other rights to acquire any of the capital stock of any such Subsidiary. Grantor is not the legal or beneficial owner of any other shares of stock other than the Pledged Shares.

      (B) Grantor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option, charge or encumbrance except for the security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Agreement.

      (C) The pledge and delivery of the Pledged Shares and the Pledged Notes pursuant to this Agreement create a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations.

      (D) No authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Grantor or (ii) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder or for the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except any filing in connection with judicial proceedings to enforce such rights and remedies and except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

      4. Further Assurances. Grantor hereby agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its right and remedies hereunder with respect to any Collateral.

      5. Voting Rights; Dividends; Etc. (A) So long as no Event of Default shall have occurred and be continuing and no notice described in Section 5(B) shall have been given to Grantor by the Administrative Agent:

      (i) Grantor shall be entitled to (a) receive or retain dividends to the extent permitted under the Credit Agreement, and (b) exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof owned by Grantor for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that Grantor shall not exercise or refrain from exercising any such right if such action or inaction

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could reasonably be expected to have a Material Adverse Effect (as defined in the Credit Agreement) on the value of the Collateral or any part thereof; and

      (ii) the Administrative Agent shall execute and deliver (or cause to be executed and delivered) to Grantor all such proxies and other instruments as Grantor may reasonably request for the purpose of enabling Grantor to exercise the voting and other rights Grantor is entitled to exercise pursuant to paragraph (i) above.

      (B) Upon the occurrence of an Event of Default which is continuing (unless waived by the Secured Parties in writing), and after notice to Grantor by the Administrative Agent, all rights of Grantor to receive dividends or to exercise the voting and other consensual rights that Grantor would otherwise be entitled to exercise pursuant to Section 5(A)(i) shall cease, and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights.

      6. Transfers and Other Liens; Additional Shares.

      (A) Grantor shall not:

      (i) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral.

      (ii) Create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any person or entity, except for the security interest created by this Agreement.

      (B) Grantor will (i) cause its Subsidiaries not to issue any shares of stock, securities, warrants, options or other acquisition rights in addition to or in substitution for the Pledged Shares issued by such Subsidiary, except to Grantor and (ii) pledge hereunder, immediately upon Grantor's acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities, warrants, options or other acquisition rights of its Subsidiaries.

      7. Appointment as Attorney-in-Fact.

      (A) The Administrative Agent shall hereby have the right and the Grantor hereby irrevocably makes, constitutes, and appoints the Administrative Agent (and all officers, employees, or agents designated by the Administrative Agent) as its true and lawful attorney-in-fact and agent, with full power of substitution, to, from time to time but only to the extent following the occurrence of an Event of Default which has not been waived in writing by the Secured Parties for the purpose of carrying out the terms of this Agreement or any Loan Document to the extent permitted by applicable law, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, any Loan Document and, without limiting the generality of the foregoing, hereby gives the Administrative Agent, subject to the other terms of this Agreement, the power and right, on behalf of Grantor, without notice to or assent by Grantor to do the following:

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      (i) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral which are not permitted by the terms hereof;

      (ii) to receive payment of and receipt for any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; and

      (iii) to (a) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction and to collect the Collateral or any Proceeds thereof and to enforce any other right in respect of any Collateral; (b) defend any suit, action or proceeding brought against Grantor with respect to any Collateral; (c) settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; and (d) except to the extent prohibited by law, generally sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and Administrative Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

      Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof and in accordance herewith. This power of attorney is a power coupled with an interest and shall be irrevocable.

      (B) Grantor also authorizes the Administrative Agent, at any time and from time to time, to execute, in connection with any sale provided for in Section 10 of this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

      8. Administrative Agent May Perform. If Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by Grantor under Section 11(A).

      9. Duties of Administrative Agent. The powers conferred on the Administrative Agent hereunder are solely to protect such parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession, the Administrative Agent shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, it being understood that the Administrative Agent shall not have any responsibility or liability for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders

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or other matters relative to any Collateral, whether or not the Administrative
Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (iii) the collection of any proceeds of any Collateral.

      10. Remedies. If any Event of Default shall have occurred and be continuing:

      (A) the Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") (whether or not the Code applies to the affected Collateral) and also may, after giving any notice required under
Section 5(B), (i) exercise any and all rights and remedies of Grantor in respect of the Collateral, (ii) manage and control the Collateral and do any acts which it deems necessary or desirable to preserve the value or marketability of the Collateral, or any part thereof or interest therein, all without prior notice to Grantor, except as specifically provided in Section 10(A)(iii) below with respect to a formal public or private sale and, after deducting the expenses of preserving the Collateral, including, without limitation, just and reasonable compensation for its services and for all attorneys, counsel, agents, clerks, servants and other employees by it engaged and employed, shall apply the moneys arising as aforesaid pursuant to the provisions of the Credit Agreement (nothing contained herein shall be construed to impose upon the Administrative Agent any obligation to preserve or protect the Collateral) following the occurrence of an Event of Default, and (iii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by law, at least fifteen (15) Business Days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

      (B) Grantor recognizes and acknowledges that the Administrative Agent may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect, or in applicable Blue Sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Grantor agrees that private sales so made may be at prices and other terms less favorable to the seller than if such Collateral were sold at public sales, and that the Administrative Agent has no obligation to delay sale of any such Collateral for the period of time necessary to permit the Grantor, even if the Grantor would agree, to register such collateral for public sale under such applicable securities laws. Grantor agrees that private sales made under the foregoing circumstances shall not be deemed to have been made in a commercially unreasonable manner by that fact alone.

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      (C) All payments received by Grantor under or in connection with any
Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement).

      (D) All payments made under or in connection with any Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 11) by the Administrative Agent against the Obligations pursuant to the Credit Agreement. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Obligations shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive such surplus.

      11. Indemnity and Expenses.

      (A) Grantor agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Administrative Agent's gross negligence or willful misconduct.

      (B) Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including attorney fees and fees of any experts and agents, which the Administrative Agent may incur in connection with (i) the sale of, collection from, or other realization upon, any of the Collateral, as provided for herein, (ii) the exercise or enforcement of any of the rights of the Administrative Agent hereunder or (iii) the failure by Grantor to perform or observe any of the provisions hereof.

      12. Security Interest Absolute. All rights of the Administrative Agent and security interests hereunder, and all obligations of Grantor hereunder, shall be absolute and unconditional, irrespective of:

      (A) any lack of validity or enforceability of the Credit Agreement, any Loan Documents or any other agreement or instrument evidencing all or any part of the Obligations;

      (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Loan Document;

      (C) the absence of any attempt to collect the Obligations from any guarantor or other action to enforce the same;

      (D) the waiver or consent by the Administrative Agent with respect to any provision of any instrument evidencing the Obligations, or any part thereof, or any other agreement now or hereafter executed by Grantor and delivered to the Administrative Agent;

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      (E) failure by the Administrative Agent to take any steps to perfect and maintain its security interest in, or preserve its rights to, any security or collateral for the Obligations;

      (F) the Administrative Agent's election in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

      (G) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code;

      (H) any exchange, release or non-perfection of any other collateral; or

      (I) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Grantor.

      13. Waiver. Except as otherwise expressly required by the terms hereof, Grantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of Grantor, protest or notice with respect to the Obligations and all demands whatsoever, and covenants that this Agreement will not be discharged, except by complete performance of the Obligations contained herein. Upon any Event of Default as provided in the Credit Agreement, the Loan Documents, or any other instrument or document evidencing all or any part of the Obligations, the Administrative Agent may, at its sole election, proceed directly and at once, without notice, against Grantor to recover, solely from the Collateral and to the extent provided under
Section 11, the full amount or any portion of the Obligations by exercising its rights provided in Section 10 hereof, without first proceeding against any other Person or against any security or collateral for the Obligations. The Administrative Agent shall have the exclusive right to determine the application of payments and credits, if any, from Grantor or from any other Person on account of the Obligations or of any other liability of the Borrowers to the Secured Parties.

      14. Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      15. Notices. Any notice or notification required, permitted or contemplated hereunder shall be in writing, shall be addressed to the party to be notified at the address set forth below or at such other address as each party may designate for itself from time to time by notice hereunder, and shall be deemed to have been validly served, given or delivered (i) five (5) days following deposit in the United States mails, with proper postage prepaid, or
(ii) the next business day after such notice was delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory with such carrier, made for the payment of such fees, or (iii) upon receipt of notice given by telecopy, mailgram, telegram, telex or personal delivery:

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   To Administrative Agent:   KeyBank National Association
                              127 Public Square
                              Cleveland, Ohio 44114
                              Attention: Mark Hursty
                              Telecopy No: (216) 689-4077

   To Grantor:                [____________________]
                              c/o Hawk Corporation
                              200 Public Square, Suite 1500
                              Cleveland, Ohio 44114-2301
                              Attention: Vice President - Chief Financial
                                Officer
                              Telecopy: (216) 861-4546

   With a copy to:            Kohrman Jackson & Krantz P.L.L.
                              One Cleveland Center, 20th Floor
                              1375 East 9th Street
                              Cleveland, Ohio 44114-1793
                              Attention: Marc C. Krantz, Esq.
                              Telecopy: (216) 621-6536

      16. Continuing Security Interest; Transfer of Notes. This Agreement shall create a continuing security interest in the Collateral and shall (A) remain in full force and effect until payment in full of all of the Obligations, (B) be binding upon Grantor, Grantor's successors and assigns and (C) inure, together with the rights and remedies of the Administrative Agent hereunder, to the Administrative Agent and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (C), subject to and to the extent provided in Section 11 of the Credit Agreement, the Administrative Agent may assign or otherwise transfer any instrument held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such assigning party, whether herein or otherwise. Upon the payment in full of all Obligations and the termination of all Obligations under the Credit Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination, the Administrative Agent will, at Grantor's expense, promptly return to Grantor all certificates representing any of the Collateral and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

      17. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Ohio. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of Ohio are used herein as therein defined.

                        [Signature Follows on Next Page]

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      IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as to the date first above written.

                                    [___________________]
                                    ___________________________________________
                                    By: _______________________________________
                                    Its: ______________________________________

Accepted in Cleveland, Ohio,
as of the ___ day of November, 2004.

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

__________________________________________
By: ______________________________________
Its: _____________________________________

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STATE OF __________________ )
                            )ss:
COUNTY OF__________________ )

      The foregoing instrument was acknowledged before me this ____ day of ___________, 2004, by ______________________, who appeared before me and affirmed that [s]he is the ________________________ of [_________________], a
[_________________], on behalf of such company.

                                        _______________________________________
                                      Notary Public

[SEAL]                                My commission expires: ___________________

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                                   SCHEDULE I
                          Pledge and Security Agreement

                                    [GRANTOR]

                   Pledged Shares Owned and Pledged by Grantor

                  Number of       Class of      Stock Certificate
Stock Issuer      Shares          Stock         No(s.)                Par Value
------------      ------          -----         ------                ---------

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                                   SCHEDULE II
                          Pledge and Security Agreement

                                    [GRANTOR]

                Pledged Instruments Owned and Pledged by Grantor

Note       Issuer      Date       Maturity      Amount
----       ------      ----       --------      ------

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